UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2007

VISIPHOR CORPORATION

(Exact name of registrant as specified in its charter)

Canada (State or other jurisdiction of incorporation)	000-30090 (Commission File Number)	None (IRS Employer Identification No.)

Suite 1100 – 4710 Kingsway
Burnaby, British Columbia
Canada V5H 4M2

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (604) 684-2449

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act.

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01.

Entry into a Material Definitive Agreement.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 20, 2007, Visiphor Corporation (the “Company”) entered into a series of loan agreements (the “Loan Agreements”) with a number of investors (the “Investors”) and in such amounts as shown on the table below.  Pursuant to the terms of the Loan Agreements, the Company has borrowed a total of CDN$133,333.00 (before the payment of related fees and expenses), of which CDN$60,667 is from affiliates of the Company.  The funds will be used to meet short-term working capital needs.

Pursuant to the Loan Agreements, the Company is issuing to the Investors unsecured promissory notes in the aggregate principal amount of CDN$133,333.00 (the “Notes”).  Other than the amounts borrowed from each Investor, all Loan Agreements contain the same terms and conditions.  The Company will pay to the Investors interest at the rate of 12% compounded annually, not in advance, on the outstanding principal.  The Loan will be repaid in two equal installments on the first and second anniversary dates of the Loan Agreements.  One half of the principal will be paid on the first anniversary and the remaining principal will be on the second anniversary.

Investor	Loan Amount
Doug Johnson	$50,000.00
Trivett Holdings Ltd. [1,2]	$30,666.67
Beruska Capital	$16,000.00
Keith Kretschmer[2]	$13,333.30
Al Kassam[2,3]	$6,666.67
Ron Matthews	$6,666.67
Michael Volker[2]	$6,666.70
Buck Revell[2]	$3,333.30

 ___________________________________

 1  Trivett Holdings Ltd. is a company controlled by Roy Trivett, President, Chief Executive Officer and a director of the Company.

 2  Member of the Board of Directors of the Company.

 3  Also serves as Vice-President, Sales and Marketing and Support.

The Form of Loan Agreement entered into with each Investor is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 8.01

Other Events.

Attached as Exhibit 99.1 to this report is a press release dated April 23, 2007.  Such exhibit is being furnished pursuant to this Item 8.01, and shall not be deemed filed under the Securities Exchange Act of 1934, as amended.

Item 9.01

Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.

Description

10.1

Form of Loan Agreement

99.1

Press Release dated April 23, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISIPHOR CORPORATION

Date: April 25, 2007

By:

/s/ Sunil Amin

Sunil Amin

Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.

DESCRIPTION

10.1

Form of Loan Agreement

99.1

Press Release dated April 23, 2007

Exhibit 10.1

FORM OF LOAN AGREEMENT

THIS AGREEMENT made effective as of , 2007

BETWEEN:

VISIPHOR CORPORATION, a company incorporated under the laws of Canada and having an office at Suite 1100 – 4710 Kingsway, Burnaby, British Columbia, V5H 4M2

(the “Borrower”)

AND:

 , having an address at  , , ,

(the “Lender”)

WHEREAS:

(A)

the Lender has agreed to grant to the Borrower a loan in the aggregate principal amount of CDN$ (the “Loan”); and

(B)

the Borrower and the Lender wish to document the terms of the Loan in writing in this Agreement;

NOW THEREFORE in consideration of the mutual agreements herein, the Borrower and the Lender agree as follows:

GRANT OF LOAN

The Lender grants to the Borrower a loan in the aggregate principal amount of CDN$.

REPAYMENT OF LOAN

The Loan will be repaid in two equal instalments on the anniversary date of this agreement. One-half of the principal will be paid on the first anniversary and the remaining principal will be paid on the second anniversary.

INTEREST RATE

The Borrower will pay to the Lender interest at the rate of 12% per annum, compounded annually, not in advance, on the outstanding principal.

Representations and Warranties

The Borrower represents and warrants to the Lender that:

(a)

the Borrower is a corporation, duly formed or incorporated and validly existing under the laws of Canada and the Borrower has all requisite power and authority to conduct its business;

(b)

the execution, delivery and performance of this Agreement by the Borrower is within its power and authority, has been duly authorized by all necessary action and does not and will not (i) require any authorization which has not been obtained, or (ii) contravene the charter documents of the

Borrower, any applicable laws or other requirements or any agreement or restriction binding on or affecting the Borrower or its property.  This Agreement, when executed and delivered, will constitute the legal, valid and binding obligation of the Borrower which is a party to or bound by such Agreement, enforceable against the Borrower in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally;

(c)

no actions or other proceedings are pending or, to the best knowledge of the Borrower, threatened against or affecting the Borrower which, if determined adversely to the Borrower, could materially impair the financial condition, operations, properties or prospects of the Borrower or the ability of the Borrower to perform its obligations under this Agreement; and

(d)

all documents and other information delivered to the Lender pursuant to this Agreement are and will be complete and correct in all material respects at the time of delivery to the Lender.

Enurement

This Agreement will be binding upon and shall enure to the benefit of the parties and their respective personal representatives, successors and assigns.

Counterparts

This Agreement may be executed and delivered in counterparts and may be delivered by facsimile transmission to the parties or their lawyers.

Applicable Law

This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia.

IN WITNESS WHEREOF this Agreement has been duly executed by the parties hereto this , 2007.

VISIPHOR CORPORATION

Per:

_____________________________

Authorized Signatory

Per:

_____________________________

Authorized Signatory

Schedule “A”

PROMISSORY NOTE

Amount: $

Due:  , 2009

FOR VALUE RECEIVED, VISIPHOR CORPORATION (the “Borrower”) of Suite 1100 – 4710 Kingsway, Burnaby, British Columbia, V5H 4M2 promises to pay to or as directed by  , of , , , ,  (the “Lender”) ON DEMAND the sum of $ (the “Principal Amount”), on the terms and conditions as set out in the loan agreement dated , 2007.

The Borrower hereby waives presentment for payment, notice of dishonour, notice of non-payment, protest, notice of protest and all other notices and demands in connection with the delivery, acceptance, performance, default or enforcement of or under this note.

This note will be governed by and construed in accordance with the laws of British Columbia and the laws of Canada applicable herein.

DATED as of the day and year first above written.

VISIPHOR CORPORATION

Per:

________________________

Authorized Signatory

Exhibit 99.1

NEWS RELEASE: FOR IMMEDIATE DISTRIBUTION

VISIPHOR RECEIVES ADDITIONAL FUNDS

VANCOUVER, CANADA, April 23, 2007 – Visiphor Corporation (“Visiphor” or the “Corporation”) (OTCBB: VISRF; TSX-V: VIS; DE: IGYA) announces today that it has raised $133,333 cash in the form of loans. Of the $133,333 received, $60,667 is from insiders of the company. Visiphor also announces today that it has granted a total of 910,000 options to officers and directors of the Company at an exercise price of $0.10 with an expiry date of April 19, 2010. One third of these options will vest immediately, one third will vest one year from the date of grant, and the final third will vest two years from the date of grant. The common shares underlying the options will have a four month hold period that expires on August 19, 2007. Of the 910,000 options granted, 303,333 options were exercised and provided the company with additional funds.

About Visiphor

Visiphor software products and services deliver practical, rapidly deployable solutions that integrate business processes and databases. The Company’s solutions focus on disparate process and data management problems that exist in government, law enforcement, security, health care and financial services. Using industry standard Web Services and Service Oriented Architecture (“SOA”), Visiphor delivers a secure and economical approach to true, real-time application interoperability.

Visiphor is a Microsoft Gold Certified Partner. For information about Visiphor or the Company’s products and services, please visit www.visiphor.com.

ON BEHALF OF THE BOARD OF DIRECTORS

“Oliver ‘Buck’ Revell”

Chairman, Visiphor Corporation

Investor and Media Inquiries:

Roy Trivett, CEO

Visiphor Corporation

Phone: +1-604-684-2449 Ext. 234

E-mail: roy.trivett@visiphor.com

The TSX Venture Exchange has not reviewed and does not accept responsibility for the adequacy or accuracy of this news release.

Forward Looking Statements: This press release may contain statements that constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. In some cases you can identify forward-looking statements by the use of words such as “may,” “will,” “should,” “could,” “expect,” “plan,” “estimate,” “predict,” “potential,” continue,” “believe,” “anticipate,” “intend,” “expect,” or the negative or other variations of these words, or other comparable words or phrases. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from anticipated results include the risks and uncertainties described in Visiphor Corporation’s Form 10-KSB filed with the United States Securities and Exchange Commission. Although the Company believes that expectations reflected in its forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance, achievements or other future events. Moreover, neither the Company nor anyone else assumes responsibility for the accuracy and completeness of these forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.